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                FIRST AMENDMENT TO CREDIT AND SECURITY AGREEMENT

PREAMBLE. This First Amendment to Credit and Security Agreement (this "Amendment") dated as of June 30,2004, is made among (i) OMNI ENERGY SERVICES CORP., a Louisiana corporation "Parent Company"); AMERICAN HELICOPTERS INC., a Texas corporation ("AHI); and OMNI ENERGY SERVICES CORP.-MEXICO, a Louisiana corporation ("Mexico"; Mexico, AHI and Parent Company herein sometimes called individually, "Initial Borrower" and, collectively, the "Initial Borrowers");
(ii) TRUSSCO, INC., a Louisiana corporation ("Trussco") and TRUSSCO PROPERTIES, LLC, a Louisiana limited liability company ("Trussco Properties"; Trussco Properties and Trussco herein sometimes called, individually, "New Borrower" and, collectively, the "New Borrowers"; each New Borrower and each Initial Borrower herein sometimes called, individually, a "Borrower" and, collectively, the "Borrowers"); and (iii) WEBSTER BUSINESS CREDIT CORPORATION, a corporation organized under the laws of the State of New York ("WBCC"), individually, as lender hereunder and as agent for itself and each other Lender Party (as hereinafter defined) (WBCC, acting in both such capacities, herein called "Lender"), for the purpose of amending the Credit and Security Agreement, dated December 23, 2003, between Initial Borrowers and Lender (the "Credit Aggrement") in order to reflect, among other things, Lender's consent to the acquisition, effective this date, of all Equity interests of the New Borrowers by Parent Company (the "Trussco Acquisition"), the consequent addition of the New Borrowers as Borrowers under the Credit Agreement, and an increase in Borrowers' revolving credit facility.

      1. Definitions. Capitalized terms used in this Amendment, but not expressly defined herein, shall have the same meanings as given to such terms in the Credit Agreement. In addition thereto, (i) the definitions of "Trussco," "Trussco Properties," "New Borrower," "New Borrowers" and "Trussco Acquisition," set forth in the preamble to this Amendment, are hereby deemed incorporated by reference into Annex One of the Credit Agreement and made an integral part thereof in the appropriate alphabetical order.

      2. Recitals. Effective this date, Parent Company has consummated the Trussco Acquisition on substantially the terms set forth in the Trussco Acquisition Documents, issued the Trussco Acquisition Notes and caused the New Borrowers to become Borrowers under the Credit Agreement pursuant hereto. In consideration of the foregoing, Lender hereby consents to the Trussco Acquisition and the issuance of the Trussco Acquisition Notes, accepts the New Borrowers as Borrowers under the Credit Agreement, agrees to increase the Maximum Revolving Amount from $8,000,000 to $12,000,000, agrees to permit up to an additional $15,000,000 in Convertible Subordinated Debt to be incurred by Borrower subsequent hereto, and makes such other agreements with Borrowers as contained hereinbelow.

      3.   Amendments. The Credit Agreement is increased as follows:

      3.1 New Definitions. The following new definitions shall be deemed added to Annex One of the Credit Agreement in the appropriate alphabetical order;

      "Convertible Subordinated Debt" shall mean unsecured Subordinated Debt convertible into Equity Interests in Parent Company in order to satisfy principal and interest obligations, and

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which has been subordinated, in right of payment and claim, to the rights and claims of Lender in respect of the Obligations in terms satisfactory to Lender.

      "Trussco Acquisition Documents" shall mean (i) the Employee - Shareholders Stock Purchase and Sale Agreement, dated as of May 26, 2004, among Parent Company, Trussco, Trussco Properties and "Trussco Shareholders"; and (ii) the Non Employee - Shareholders Stock Purchase and Sale Agreement, dated as of May 26, 2004, among Parent Company, Trussco, Trussco Properties and the Trussco Shareholders in each case, as amended or modified from time to time, and including all schedules and exhibits thereto.

      "Trussco Acquisition Notes" shall mean those promissory notes issued by Parent Company to all (or certain of) the Trussco Shareholders in connection with the Trussco Acquisition in partial consideration thereof; together with any extensions or renewals thereof, in whole or in part.

      "Trussco Shareholders" shall mean, collectively, all those Persons identified as "Shareholders" in each of the Trussco Acquisition Documents.

      3.2  Changed Definitions

      In addition thereto, henceforth, the following terms, defined in Section
1.2 of the Credit Agreement, shall be amended and modified to read as follows:

      "Borrowers" shall mean the Initial Borrowers, the New Borrowers and any other Person(s) who subsequent to the Closing Date become(s) a "Borrower" hereunder, and such term shall extend to all permitted successors and assigns of such Person(s).

      "Maximum Revolving Amount" shall mean the maximum amount of Revolving Advances and Letters of Credit which may be outstanding at any one time, determined without regard to the Borrowing Base, which as of the Closing Date equals Twelve Million Dollars ($12,000,000).

and, further, the term "Funded Indebtedness," defined in Section 8.1 of the Credit Agreement, shall be re-defined to read as follows:

      "Funded Indebtedness" shall mean all Indebtedness: (i) for borrowed money, including the Advances; (ii) for the deferred payment for a term of one (1) year or more of the purchase price of any asset, and (iii) consisting of capitalized base obligations; but including, however, Permitted Subordinated Debt consisting of Convertible Subordinated Debt not to exceed, however, in aggregate principal amount outstanding at any one time $30,050,000.

      3.3 New Borrowers. Each of the New Borrowers herewith: (i) assumes all Obligations of a Borrower under the Credit Agreement and all Other Documents;
(ii) agrees to be bound by all terms, covenants and conditions of the Credit Agreement and the Other Documents binding on the Borrowers, and restates, renews and re-affirms all such terms, covenants and conditions; and (iii) recognizes and affirms its grant of a security interest to Lender in all of its Collateral, together with each other Obligor, under Section 4.1 of the Credit Agreement.

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      3.4  Investments. In reference to Section 7.5 of the Credit Agreement,
Lender consents to the Trussco Acquisition.

      3.5 Indebtedness. In reference to Section 7.9 of the Credit Agreement, Lender consents to: (i) the incurrence of the Indebtedness evidenced by the Trussco Acquisition Notes without any necessity of having Subordination Agreements executed in connection therewith, provided that: (A) Borrowers shall not alter any terms of the Trussco Acquisition Notes subsequent to the date hereof so as to increase the amounts thereof or accelerate the timing of their payment, and (B) Borrowers shall make no prepayment of the principal amounts thereof prior to their stated three (3) year maturity except with Lender's prior written consent; and (ii) the incurrence subsequent to the Trussco Acquisition, of up to Fifteen Million Dollars ($15,000,000) in principal amount of Convertible Subordinated Debt, provided that (A) Borrowers shall review with, and obtain Lender's approval, for the use by the Borrowers of the proceeds derived therefrom, and (B) Borrowers shall cause the holders of such Indebtedness to execute with Lender a Subordination Agreement with respect thereto.

      4. Conditions to Effectiveness. The amendments set forth hereinabove are further made contingent upon, and shall not become effective, unless and until:
(i) Borrowers shall have executed and delivered to WBCC (A) this Amendment binding themselves to all agreements (including amendments) set forth herein,
(B) a new Revolving Note, having a principal amount reflecting, and equal to, the increased amount of the Maximum Revolving Amount ($12,000,000), (C) a new Pledge Agreement from Parent Company with respect to, and pledging to WBCC, all Equity Interests in each of the New Borrowers, and (D) Secretary's Certificates reflecting Borrowers' authority from their respective Boards of Directors to enter into this Amendment and the new Revolving Note, and the incumbency of Borrowers' signing officers; and (ii) Borrowers shall have remitted to WBCC a non-refundable, fully earned amendment fee equal in amount to $40,000 (which Borrowers hereby authorize Agent to charge as a Revolving Advance and remit to itself on the date hereof).

      5. Effective Date. The amendments and modifications to the Credit Agreement set forth in this Amendment shall be effective as of the date hereof (except as otherwise expressly provided hereinabove).

      6. No Other Changes. Except as expressly amended and modified hereby, the terms of the Credit Agreement shall remain unchanged and continue in full force and effect.

      7. Other Document. This Amendment constitutes an Other Document and shall be governed and construed accordingly.

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Each of the parties has signed this Amendment as of the day and year first above written.

                                      "BORROWERS"

                                      OMNI ENERGY SERVICES CORP.

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Chief Financial Officer

                                      AMERICAN HELICOPTERS INC.

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Chief Financial Officer

                                      OMNI ENERGY SERVICES CORP.-MEXICO

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Chief Financial Officer

                                      TRUSSCO, INC.

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Chief Financial Officer

                                      TRUSSCO PROPERTIES, LLC

                                      By: /s/ G. Darcy Klug
                                          --------------------------------------
                                          G. Darcy Klug
                                          Chief Financial Officer

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                                      "LENDER"

                                      WEBSTER BUSINESS CREDIT
                                      CORPORATION

                                      By: /s/ Arthur V. Lippens
                                          --------------------------------------
                                          Authorized Officer
                                          V.P.

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